UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2019

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

001-35561

(Commission File Number)

55 Broadway, 19th Floor, New York, NY 10006

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 14, 2019, the board of directors (the “Board”) of Ideanomics, Inc. (the “Company”) approved, and Mr. Steven Fadem accepted, an appointment to the Company’s Board. There is no arrangement or understanding between Mr. Fadem and any other person pursuant to which Mr. Fadem was selected as a member of the Board, there is no family relationship between Mr. Fadem and any director or officer of the Company. Mr. Fadem is considered an independent director of the Board and has been accepted to serve on the Company’s Audit Committee.

Mr. Steven Fadem is an innovative executive and thought leader with substantial experience building media, entertainment, technology, information services, big data and cybersecurity companies with experience in the digital transformation of traditional businesses. Mr. Fadem has successfully launched start-ups; turned-around and revitalized complex corporate businesses and created long-term-value for professional services organizations. Steven Fadem was the Chairman of Global Data Sentinel, a cybersecurity firm he co-founded in 2014. In his capacity as Chairman, he has led the company’s strategic development and capital formation. Previously, Mr. Fadem ran several private equity-backed companies in the media, energy and financial services areas; the business side of a top-five Am Law firm, Kirkland & Ellis; and a major financial services firm, Geller & Co. which, among other things, possesses a major multifamily office servicing the ultra-high net worth community and is the outsourced CFO for Bloomberg L.P. Mr. Fadem received his JD from Emory University of Law and a B.S. in Economics, Finance, and Political Science from University of Pennsylvania – The Wharton School.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: August 20, 2019	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer